enveno MEDICAL



Investor Presentation

July 2026

Breakthrough Treatment. Compelling Investment.

Legal Disclaimers

This presentation and any statements of stockholders, directors, employees, representatives and partners of enVVeno Medical, Inc. (the "Company") related thereto contain, or may contain, among other things, certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements identified by words such as "projects," "may," "will," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "potential" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission. Actual results (including, without limitation, with respect to our name change, our progress with the VenoValve and the expected timeline related to the SAAVE U.S. pivotal trial, including the timing of beginning patient enrollment, the VenoValve's ability to fill the unmet medical needs of DVI sufferers and our development of a second device for the treatment of venous disease) may differ significantly from those set forth or implied in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future presentations or otherwise, except as required by applicable law.

Changing the Treatment Paradigm for **Deep Venous Disease**

enVVe System: Treatment for Deep Venous Insufficiency (DVI)

- Severe Deep Venous Insufficiency (DVI): Progressive, Debilitating Venous Disease of the Leg with No Current Effective Treatment Options
- ~$20B Annual Direct Medical Costs; ~3M U.S. Patients; ~$90B U.S. TAM
- enVVe®: First-in-Class, Non-Surgical Replacement Venous Valve
- De-risked Transcatheter Evolution of a Clinically Proven Surgical Device
- FDA Alignment on Pathway to Approval
- Stakeholder Symmetry Across Patients, Physicians, Insurers
- Peer-Published Health Economics to Support Broad Reimbursement
- Ample In-House Manufacturing Capacity to Drive Elite Gross Margins and Reach Profitability
- Our Competitive Moat is as Big as an Ocean
- Pre-warmed Strategic Exit Pathway
- Multiple near-term and long-term potential value generating milestones
- Arbitrage Opportunity: Low Market Value, High Intrinsic Value

Severe DVI: A Progressive and Debilitating Venous Disease


NORMAL VEINS
VENOUS HYPERTENSION

Deep Venous Insufficiency (DVI) occurs when insufficient blood returns to the heart and lungs due to permanently damaged values in the deep veins of the leg

Severe DVI leads to:

- Blood pooling in lower leg
- Increased risk for PEs and DVTs
- Venous hypertension
- Edema (swelling)
- Severe Pain
- Ulceration (C6 patients)
- Hemosiderin Staining

enveno MEDICAL

Nasdaq: NVNO

A Growing Healthcare and Economic Burden

~3M
Afflicted with severe DVI in the U.S.[1]

~1.5M
with venous leg ulcers (VLUs)[1]

$30,000
Annual wound care cost per patient[2]

~$20B
Direct medical costs[2]



30%
Unhealed ulcers at 1-year[1]



20-40%
1-year ulcer recurrence[1]

The Solution to a $20B Problem

1. Yost, Mary, The Sage Group, Chronic Venous Disease, Epidemiology, Costs, and Consequences, 2016 2.
2. Based on internal estimates; Rice, J. B., Desai, U., Cummings, A. K. G., Birnbaum, H. G., Skornicki, M., & Parsons, N. (2014). Burden of venous leg ulcers in the United States. Journal of Medical Economics, 17(5), 347–356. https://doi.org/10.3111/13696998.2014.903258

Note: All figures approximate.

envveno MEDICAL

Nasdaq: NVNO

DVI: Current Standard of Care is Ineffective

- Poor compliance
- Does not address the underlying disease cause
- Ineffective for deep venous disease



Compression Garments



Leg Elevation

enveno MEDICAL

enVVe® System

Transcatheter Evolution of Clinically Proven Surgical Device (VenoValve)



enVVe

Non-Surgical Evolution of a Clinically Validated Surgical Device

- Transcatheter-based, minimally invasive procedure requiring no overnight hospital stay
- VenoValve (surgical) lead to enVVe (non-surgical)
- Improved performance, strength and durability
- Three times the physician base compared to surgical valve
- Likely to generate significant strategic interest



The TAVVE™ Procedure

Venous Valve

Learn More →

First Came VenoValve: Surgical Replacement Venous Valve

- SAVVE study enrolled 75 patients across 21 U.S. sites
- Proof of concept that a single replacement venous valve is sufficient to produce meaningful and lasting clinical benefit
- Validated world-wide need and demand for replacement venous valve
- enVVe binary investment risk significantly reduced by VenoValve positive human data



VenoValve

VenoValve: Substantial and Sustained Clinical Improvement

rVCSS Improvement


92.3%

of patients with a clinical improvement in rVCSS[1] (N=65) at one year


7.4

average point rVCSS improvement in patients who showed improvement

Pain (VAS Scores)


75%

median percent improvement

Ulcer Healing


87%

median ulcer area reduction

Ulcer Healing from SAVVE Trial Patients



Untreated leg

Treated leg, 12 months



Baseline



30 Days



3 Months



6 Months



1 Year



2 Years



3 Years

VenoValve: PMA Non-Approvable Decision

Surgical Procedure Concerns and Study Evidentiary Gaps

Surgical Safety Profile

Surgical Pocket Bleeding
Surgical Incision Infections

"FDA believes the (MAE) events constitute a substantial risk to patients as many of the MAEs required rehospitalization, repeat surgery and prolonged wound care and/or antibiotic therapy."
-FDA PMA Decision

Mechanism of Action

Lack of Hemodynamic Confirmation

FDA strongly recommends that the primary effectiveness endpoint be based upon consistent improvement in venous hemodynamics (i.e., elimination or significant reduction in regurgitant velocity/volume into the lower extremity venous system).
-FDA Pre-submission

Potential Placebo/Study Effect

Is the Valve Why Patients Improved?

FDA believes there is substantial uncertainty that the clinical improvement observed in some subjects and patient reported benefits in the SAVVE study were due to the study device.
-FDA PMA Decision

TAVVE: TrAnscatheter Venous Valve Endoprosthesis Pivotal Trial

Prospective, Randomized, Multi-Center Trial with No Open Surgical Safety Concerns and Measuring Both Hemodynamic Improvement and Clinical Benefit

Study Design

- **12 Mo. Data for PMA**
- Up to **40 clinical sites**
- **~165 subjects treatment arm**
- **~55 subjects control arm**

Primary Safety Endpoints (30 Days)

- Composite of all cause death and device related events

Primary Efficacy Endpoints (12 Mos)

- Change in regurgitant volume
- Clinical Improvement

envveno MEDICAL

1. Stated milestones are based on Management's current expectations and are subject to change

VenoValve: PMA Non-Approvable Decision

Surgical Safety Profile

Surgical Pocket Bleeding
Surgical Incision Infections

No open surgical procedure.

Mechanism of Action

Lack of Hemodynamic Confirmation

Hemodynamic endpoint: improvement in regurgitant volume versus control group.

Potential Placebo/Study Effect

Is the Valve Why Patients Improved?

Randomized comparative study.

enVVe/TAVVE Addresses All FDA Concerns

Stakeholder Appeal Symmetry: Patients; Physicians; Insurers.

- **Patients (want it)**
  - Replace years of ineffective compression therapy and wound care
  - No open surgery, general anesthesia, or overnight hospital stay
  - Address the underlying cause of the disease, not just symptoms
- **Physicians and Hospitals (adopt it)**
  - User friendly procedure and device
  - Vascular Surgeons, Interventional Radiologists, Interventional Cardiologists
  - New category of billable procedure
- **Insurers (cover it)**
  - Application pending for New CPT III code
  - New Tech APC pathway or Transitional Pass-Through payment
  - Cost savings of $32,153 per patient over 5 years

Compelling Manufacturing and Commercial Capabilities

Manufactured by highly skilled technicians at our own

14,000 ft²

Irvine facility with clean rooms

Irvine facility has capacity to manufacture up to

30,000

Valves per year

- **Projected ASP: $30,000**
- **Initial Profit Margin: Elite 80's**
- **Revenue Capacity (existing facility): $900M**



Nasdaq: NVNO

enveno MEDICAL

Competitive Landscape

- Multi-Year Headstart
  - 10 years of development
  - Engineering, testing, clinical data
- Degree of Technical Difficulty
  - Decades of failed attempts
  - Limited bio-prosthetics know-how
- Steep Regulatory Hurdle
  - Class III device
  - Independent clinical evidence
- Broad Patent Protection
  - Applications pending throughout the world
  - Patents beginning to issue
- Currently no competitors in the clinic

Our Competitive Moat is as Big as an Ocean

Recent Cardiovascular Device Exists that Defined New Markets

INARI MEDICAL

FlowTriever/ ClotTriever

- Mechanical Thrombectomy
- Venous Clot Removal PE/DVT
- Minimally Invasive, Catheter-Based
- Vascular Surgeons, Interventional Radiologists, Interventional Cardiologists
- **US TAM ~$6 Billion**

Acquired by:

stryker

$4.9 Billion

Feb. 2025



SHOCKWAVE MEDICAL

IVL System

- Intravascular Lithotripsy
- Calcified Cardiovascular Device
- Minimally Invasive, Catheter-Based
- Vascular Surgeons, Interventional Radiologists, Interventional Cardiologists
- **US TAM ~$1.8 Billion**

Acquired by:

Johnson&Johnson

$13.1 Billion

May 2024



SILKROAD MEDICAL

Enroute

- Transcarotid Artery Revascularation (TCAR)
- Carotid Stenting and Reverse Blood Flow
- Minimally Invasive, Catheter-Based
- Vascular Surgeons, Interventional Radiologists, Interventional Cardiologists
- **US TAM ~$1 Billion**

Acquired by: **Boston Scientific**

$1.16 Billion

Sept. 2024



Corporate Overview

Capital Efficient Strategy to Fund Value Generating Milestones

Interim Data Readouts at Prestigious Medical Conferences

Q3 2026	Q4 2026	Q4 2026	Q4 2028	2029
Begin Site Activation	Commence Enrollment	Early Data Readout	Full Enrollment	PMA Submission

Capital Needs Align Directly With TAVVE Trial Execution Milestones

~$25M*	~$5M	2027	No Debt	667,669
Cash & Investments As of March 31, 2026	Expected Quarterly Cash Burn	Current Runway		Common Stock Outstanding As of May 1, 2026

* As of March 31, 2026 subject to year end audit.

Proven Management Team With Broad Medical Device and Commercialization Experience



Robert Berman
Chief Executive Officer, Director
- Former CEO, Anixa Biosciences (Nasdaq:ANIX)
- Former COO, Acacia Research (Nasdaq:ACTG)
- B.S.
- JD, North Wharton, Univ. of Pennsylvania Eastern Law



Jennifer Bright
Chief Financial Officer
- Over 25 years financial experience
- Certified Public Accountant
- B.A.. Business Administration, Accounting, University of Washington



Marc Glickman, M.D.
Senior Vice President and Chief Medical Officer
- Board Certified Vascular Surgeon
- Director of Vascular Services, Sentara Health Care
- Past President, Vascular Society of America



Hamed Alavi, Ph.D.
Senior Vice President and Chief Technology Officer
- Edwards Lifesciences, Medtronic
- PhD Biomedical Engineering – U.C. Irvine
- M.S. Biomedical Engineering, B.S. Mechanical Engineering



Sandy Prietto
Vice President, Marketing
- Seasoned MedTech marketing executive
- Former - Head of Worldwide Marketing at Endologix
- Oversaw successful launch of the DETOUR System



AVI Sharma
SVP, Clinical, Regulatory and Quality
- Senior roles at Medtronic Cardiovascular, Edwards Lifesciences, Accelerant, and Endologix
- Graduate degrees in Electrical Engineering and Biomedical Engineering, University of Southern California

Collective Industry Experience:

Medtronic
COVIDIEN
Sentara
Baxter
Edwards
Endologix

Board of Directors



Dr. Francis Duhay

- Former Chief Medical Officer – Edwards Lifesciences
- Expert in surgical and transcatheter heart valves
- General manager Acendra business unit



Dr. Sanjay Shrivastava

- Business Development – Johnson and Johnson
- 18 years – VP Marketing and Strategy, R&D
- BTG, Medtronic, Abbott Vascular, Edwards Lifesciences



Matthew Jenusaitis

- Chief of Staff and Chief of Innovation and Transformation – UC San Diego Health System
- Former President Boston Scientific – Peripheral Division
- Four successful vascular company exits



Bob Gray

- Former Chief Financial Officer – Highmark, Inc.
- Health insurer with over 20 years subscribers
- Rate setting and reimbursement negotiations

Collective Industry Experience:

Medtronic

Johnson & Johnson

Abbott Vascular

HIGHMARK

Edwards

Boston Scientific

BTG

Arbitrage Opportunity
Low Market Value/High Intrinsic Value

enVVeno MEDICAL